UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2007

SONOMA VALLEY BANCORP

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	000-31929 (Commission File No.)	68-0454068 (I.R.S. Employer Identification No.)

202 West Napa Street, Sonoma, California 95476

(Address of principal executive offices)                    (Zip Code)

(707) 935-3200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition

Sonoma Valley Bancorp announced record earnings for 2006, on the press release attached as Exhibit 99.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit Description

99	Press release dated January 18, 2007, titled "Sonoma Valley Bancorp Announces Record Earnings for 2006”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOMA VALLEY BANCORP,
a California Corporation

Dated: January 19, 2007

/s/ Mary Dieter Smith Mary Smith,

Executive Vice President, Chief Operating Officer and

Chief Financial Officer

(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99	Press release dated January 18, 2007, titled "Sonoma Valley Bancorp Announces Record Earnings for 2006”